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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):

                               September 5, 1997
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                       AMERICAN SUPERCONDUCTOR CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                  Massachusetts
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                  State or Other Jurisdiction of Incorporation)


        0-19672                                            04-2959321
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(Commission File Number)                       (IRS Employer Identification No.)


Two Technology Drive, Westborough, MA                         01581
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(Address of principal executive offices)                    (Zip Code)


                                 (508) 836-4200
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               Registrant's Telephone Number, Including Area Code



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.   OTHER EVENTS

               On April 8, 1997, a wholly owned subsidiary of American Superconductor Corporation merged with Superconductivity, Inc., a Delaware corporation ("SI"). As a result of the merger, shareholders of SI received 0.3292 share of the Company for each share of SI stock held (942,961 shares in the aggregate) and SI became a wholly-owned subsidiary of the Company.

               The consolidated financial statements filed herewith have been prepared accounting for the merger using the pooling of interests method of accounting. These consolidated financial statements will become the historical financial statements of the Company.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits:
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          23.1 Consent of Coopers & Lybrand L.L.P.

          23.2 Consent of Ernst & Young LLP

          23.3 Consent of Smith & Gesteland, LLP

          99.1 Consolidated Financial Statements of American Superconductor Corporation at March 31, 1997 and 1996 and for the three years in the period ended March 31, 1997 and Reports of Independent Accountants thereon.

          99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations.
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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 5, 1997                       AMERICAN SUPERCONDUCTOR
                                                CORPORATION



                                              By: /s/ Gregory J. Yurek
                                                  ------------------------------
                                                  Gregory J. Yurek
                                                  President and CEO




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                                  Exhibit Index
                                  -------------

Exhibit
Number        Title                                                     Page
- ------        -----                                                     ----

23.1          Consent of Coopers & Lybrand L.L.P.

23.2          Consent of Ernst & Young LLP

23.3          Consent of Smith & Gesteland, LLP

99.1 Consolidated Financial Statements of American Superconductor Corporation at March 31, 1997 and 1996 and for the three years in the period ended March 31, 1997 and Reports of Independent Accountants thereon.

99.2          Management's Discussion and Analysis of Financial
              Condition and Results of Operations